                                                                    Exhibit 99.2

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

SELECTED FINANCIAL DATA
BNS AND COLLINS UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

     The Unaudited Pro Forma Condensed Consolidated Statement of Earnings
combines the historical consolidated statements of earnings of BNS Holding, Inc.
("BNS") and Collins Industries, Inc. ("Collins"), giving effect to the acquisition as if it had occurred on January 1, 2005 and January 1, 2006, respectively. The Unaudited Pro Forma Condensed Consolidated Balance Sheet
combines the historical consolidated balance sheet of BNS and the historical consolidated balance sheet of Collins, giving effect to the acquisition as if it had been consummated on September 30, 2006. You should read this information in conjunction with the:

     1.    accompanying notes to the Unaudited Pro Forma Condensed Consolidated
           Financial Statements;

     2.    separate historical consolidated financial statements of BNS as of and for the year ended December 31, 2005, included in the annual report on Form 10-K for the year ended December 31, 2005;

     3.    separate historical consolidated financial statements of Collins as of and for year ended October 31, 2005;

     4.    separate unaudited consolidated financial statements of BNS as of and for the nine months ended September 30, 2006, and;

     5.    separate unaudited consolidated financial statements of Collins for the nine months ended July 31, 2006.

     The unaudited pro forma condensed consolidated financial information is provided for informational purposes only. The pro forma information is not necessarily indicative of what the companies' financial position or results of operations actually would have been had the acquisition been completed at the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the consolidated company.

     The unaudited pro forma condensed consolidated financial information was prepared using the purchase method of accounting with BNS treated as the acquirer. Accordingly, we have adjusted the historical consolidated financial information to give effect to the impact of the consideration issued in connection with the acquisition. In the Unaudited Pro Forma Condensed
Consolidated Balance Sheet, BNS' cost to acquire Collins has been allocated to the assets acquired and liabilities assumed based upon management's preliminary estimate of their respective fair values as of the date of acquisition. Any differences between the fair value of the consideration issued and the fair value of the assets and liabilities acquired will be recorded as goodwill. The amounts allocated to acquired assets and liabilities in the Unaudited pro forma condensed consolidated financial statements are based on management's preliminary internal valuation estimates. Definitive allocations will be performed and finalized based upon certain valuations and other studies that will be performed by BNS with the assistance of outside valuation specialists, as required. Accordingly, the purchase allocation pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed consolidated financial information and are subject to revision based on a final determination of fair value.

     The Unaudited Pro Forma Condensed Consolidated Statement of Earnings also includes certain purchase accounting adjustments, including items expected to have a continuing impact on the consolidated results, such as interest expense on various loans obtained for the purpose of the acquisition, reduction in the selling and administrative expenses resulting from the termination of certain executives after the acquisition and amortization of debt issue costs.

     Based on BNS' review of Collins' summary of significant accounting policies disclosed in Collins' financial statements and preliminary discussions with
Collins' management, the nature and amount of any adjustments to the historical financial statements of Collins to conform their accounting policies to those of
BNS are not expected to be significant. Upon consummation of the acquisition, further review of Collins's accounting policies and financial statements may result in required revisions to Collins's policies and classifications to conform to BNS'.

                         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                                       For the year ended December 31, 2005
                                        (in $000's, except per share data)

                                                                                             Proforma       Proforma
                                                                   BNS        Collins        Adjustment    Consolidated
                                                                   (a)          (a)

Net Sales                                                     $    --        $ 269,449      $    --        $ 269,449
Cost of Sales                                                      --          242,239            533 (b)    242,772
                                                              ---------      ---------      ---------      ---------
                                                                   --           27,210           (533)        26,677
Selling, general and administrative expenses                      1,646         21,421           (302)(c)     22,765
Research and development                                           --              102           --              102
                                                              ---------      ---------      ---------      ---------
Operating income (loss)                                          (1,646)         5,687           (231)         3,810

Interest expense                                                   --           (2,004)        (8,955)(d)    (10,959)
Other non-operating income, net                                     496             78           (496)(e)         78
                                                              ---------      ---------      ---------      ---------
Income (loss) before income taxes                                (1,150)         3,761         (9,682)        (7,071)

Income tax provision (benefit)                                     --            1,520         (1,520)(f)        --
                                                              ---------      ---------      ---------      ---------
Income (loss) from continuing operations
before minority interest                                         (1,150)         2,241         (8,162)        (7,071)
Minority interest                                                                                 396 (g)        396
                                                              ---------      ---------      ---------      ---------
Net income (loss) from continuing operations                  $  (1,150)     $   2,241      $  (7,766)     $  (6,675)
                                                              =========      =========      =========      =========

Net income(loss) per common share-basic                       $   (0.38)     $    0.37                     $   (2.21)
                                                              =========      =========                     =========
Net income(loss) per common share-diluted                     $   (0.38)     $    0.36                     $   (2.21)
                                                              =========      =========                     =========
Weighted average number of shares used in
earnings per share computation-basic                              3,019          5,987                         3,019
                                                              =========      =========                     =========
Weighted average number of shares used in
earnings per share computation-diluted                            3,019          6,300                         3,019
                                                              =========      =========                     =========

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement of Earnings.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
           STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 2005
                               (Currency in $'000)

(a)      The consolidated statement of earnings presented above for each company are for the year ended December 31, 2005 for BNS and October 31, 2005 for Collins.

(b)      Pertains to the additional depreciation expense of $533 for the estimated increase in the value of fixed assets as a result of the acquisition.

(c)      Pertains to the reduction of compensation expenses amounting to $1,302 resulting from the termination of certain executives of Collins upon the acquisition and the annual management fee of $1,000 payable to AIP.

(d)      Represents interest incurred on the various loans totaling $97,579 obtained for the purpose of the acquisition. Estimated interest on new loans is $10,313 and the interest on the old debt of $2,004 was eliminated as it was refinanced in connection with the acquisition.
         Interest expense also includes the increase in amortization expense of
         $646 for debt issue costs related to the various loans obtained for the purpose of the acquisition. These debt issue costs are being amortized over five years, the original life of the loans.

(e)      Represents elimination of BNS' interest income which would not have been earned had the acquisition occurred at the beginning of the period

(f)      BNS has had a history of losses and the loss generated in the year presented is due to the additional interest expense which has a limitation on the ability to carryback to prior periods. Therefore, no benefit has been recorded for the current period pretax loss as it has not been determined whether the valuation allowance recorded against the deferred tax asset can be removed. The need for a valuation allowance against the deferred tax asset is being evaluated at this time.

(g)      Recording of the 20% minority interest ownership of the Collins net loss.

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                  For the nine months ended September 30, 2006
                        (in $000's except per share data)

                                                                          Proforma             Proforma
                                                    BNS      Collins      Adjustment         Consolidated
                                                    (a)        (a)

Net Sales                                      $    --      $ 229,532    $    --               $ 229,532
Cost of Sales                                       --        200,695          400 (b)           201,095
                                               ---------    ---------    ---------             ---------
                                                    --         28,837         (400)               28,437
Selling, general and administrative
expenses                                           1,829       15,099         (247)(c)            16,681
                                               ---------    ---------    ---------             ---------
Operating income (loss)                           (1,829)      13,738         (153)               11,756
Interest expense                                    --         (1,674)      (6,546)(d)            (8,220)
Other non-operating income, net                      696            7         (696)(e)                 7
                                               ---------    ---------    ---------             ---------
Income (loss) before income taxes
                                                  (1,133)      12,071       (7,395)                3,543
Income tax provision (benefit)                      --          4,470       (3,913)(f)               557
                                               ---------    ---------    ---------             ---------
Income (loss) from continuing operations
before minority interest                          (1,133)       7,601       (3,482)                2,986
Minority interest                                   --           --           (875)(g)              (875)
                                               ---------    ---------    ---------             ---------
Net income (loss) from continuing operations   $  (1,133)   $   7,601    $  (4,357)            $   2,111
                                               =========    =========    =========             =========

Net income(loss) per common share-basic        $   (0.37)   $    1.29                          $    0.70
                                               =========    =========                          =========
Net income(loss) per common share-diluted      $   (0.37)   $    1.20                          $    0.70
                                               =========    =========                          =========
Weighted average number of shares used in
earnings per share computation-basic               3,025        5,914                              3,025
                                               =========    =========                          =========
Weighted average number of shares used in
earnings per share computation-diluted             3,029        6,335                              3,029
                                               =========    =========                          =========

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Statement
of Earnings.

               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
       STATEMENT OF EARNINGS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
                               (Currency in $'000)

(a)      The consolidated statement of earnings presented above for each company are for the nine months ended September 30, 2006 for BNS and July 31,
         2006 for Collins.

(b)      Pertains to the additional depreciation expense of $400 for the estimated increase in the value of fixed assets as a result of the acquisition

(c)      Pertains to the reduction of compensation expenses amounting to $997 resulting from the termination of certain executives of Collins upon the acquisition and the management fee of $750 payable to AIP.

(d)      Represents interest incurred on the various loans totaling $97,579 obtained for the purpose of the acquisition. Estimated interest on new loans is $7,735 and the interest on the old debt of $1,674,was eliminated as it was refinanced in connection with the acquisition.
         Interest expense also includes the increase in amortization expense of
         $485 for debt issue costs related to the various loans obtained for the purpose of the acquisition. These debt issue costs are being amortized over five years, the original life of the loans.

(e)      Represents elimination of BNS' interest income which would not have been earned had the acquisition occurred at the beginning of the period

(f)      BNS has had a history of losses and has net operating loss carryforwards. These losses have not been previously benefited. A tax provision representing state income taxes of $486 and federal alternative minimum taxes of $71 has been recorded for the current period as the BNS losses would be available to offset the regular federal income tax provision on the pretax profit.

(g)      Recording of the 20% minority interest ownership of the Collins net income.

(h)      In the first quarter of 2006 BNS withdrew it offer to acquire to assets of another target company. At that time the BNS reversed the previously deferred acquisition costs related to that acquisition into the income statement as a period cost. The previously deferred acquisition costs that were recorded as a period cost in the first quarter of 2006 was
         $621. The company had also incurred $150 of acquisition costs in the first quarter related to that acquisition. These expenses were also recorded as a period cost.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            As of September 30, 2006
                                   (in $000's)

                                                                                    Proforma             Proforma
                                                BNS (a)          Collins (a)       Adjustments          Consolidated

ASSETS
Cash and cash equivalents                      $ 19,809          $    251          $ (16,682) (c)       $   3,378
Accounts receivable                                  --            22,598                 --               22,598
Inventories                                          --            41,398                 --               41,398
Prepaid expenses and other current assets           544             3,059                 --                3,603
                                               ---------         ---------         ----------           ----------
TOTAL CURRENT ASSETS                             20,353            67,306            (16,682)              70,977
Net property and equipment                            3            20,823              8,000  (d)          28,826
Net goodwill and other intangible assets             --             5,050             53,769  (e)          58,819
Deferred income taxes                                                                     --  (f)              --
Other non-current assets                            474             1,126                                   1,600
                                               ---------         ---------         ----------           ----------
TOTAL ASSETS                                   $ 20,830          $ 94,305          $  45,087            $ 160,222
                                               =========         =========         ==========           ==========

LIABILITIES
Accounts payable                               $     --          $ 26,323          $      --            $  26,323
Accrued and other liabilities                     1,058            11,661                 --               12,719
Debts due within one year                             -             3,126              4,874  (c)(g)        8,000
                                               ---------         ---------         ----------           ----------
TOTAL CURRENT LIABILITIES                         1,058            41,110              4,874               47,042
Long-term debt                                       --            20,306             69,273  (c)(g)       89,579
Deferred income taxes                                --             1,798             (1,798)                  --
                                               ---------         ---------         ----------           ----------
TOTAL LIABILITIES                                 1,058            63,214             72,349              136,621
                                               ---------         ---------         ----------           ----------

MINORITY INTEREST                                    --                --              3,829  (h)           3,829

Common stock                                         30               634               (634) (h)              30
Paid-in capital                                  87,119            13,993            (13,993) (h)          87,119
Deferred compensation                                --            (1,055)             1,055  (h)              --
Retained earnings (accumulated deficit)         (66,922)           17,519            (17,519) (h)         (66,922)
Unamortized value of restricted stock awards         --                --                 --                   --
Treasury stock                                     (455)               --                 --                 (455)
                                               ---------         ---------         ----------           ----------
TOTAL SHAREHOLDERS' EQUITY                       19,772            31,091            (31,091)              19,772
                                               ---------         ---------         ----------           ----------
TOTAL LIABILITIES AND SHAREHOLDERS'
    EQUITY                                     $ 20,830          $ 94,305          $  45,087            $ 160,222
                                               =========         =========         ==========           ==========

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance
Sheet.

        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a)  The consolidated balance sheets presented above for each company are as of
     September 30, 2006 for BNS and July 31, 2006 for Collins.

(b)  Certain reclassifications have been made to the historical presentation of
     BNS and Collins to conform to the presentation used in the Unaudited Pro
     Forma Condensed Consolidated Balance Sheet.

(c)  Following are the sources and uses of cash for the purpose of the acquisition:

        Proceeds from new loans to be obtained                      $    97,579

        Full payment of current portion of old debt                 (3,126)
        Full payment of long-term portion of old debt               (20,306)
        Payments to shareholders of Collins                         (79,292)
        Payments for debt issue cost                                (3,230)
        Payments for acquisition expenses                           (5,219)
        Payments for severance and compensation payment for options (3,088)
                                                                    ------------
                   Net cash used                                    ($   16,682)
                                                                    ============

     $8,000 of the new debt has been classified as current as it is likely to be paid within one year.

(d)  Represents the increase in value of fixed assets resulting from a preliminary assessment of the fair market value of the fixed assets.
     Collins, however, has not completed an assessment of the fair value of its assets and liabilities and the related business integration plans.

(e)  As mentioned above, Collins has not completed an assessment of the fair value of its assets and liabilities. The table below represents a preliminary allocation of the total consideration paid in excess of the book value of the net assets acquired to Collins' tangible and intangible assets and liabilities based on management's preliminary estimate of their respective fair value as of the date of the business combination:

         Total acquisition price                                                        $ 79,292
         Total Collins shareholders' equity                                              (31,091)
         Minority ownership of Collins                                                     3,829
         Write up to fair value related to fixed assets                                   (8,000)
         Severance accrual directly related to acquisition                                 2,152
         Compensation payment to employees for options                                       936
         Removal of deferred tax valuation allowance to the extent
                    of deferred tax liabilities-BNS                                       (4,758)
         Recording of deferred tax liability related to fixed asset adjustment             2,960
         Payment for acquisition expenses                                                  5,219
                                                                                        --------
         Portion of purchase price allocated to goodwill                                $ 50,539
                                                                                        ========

     Upon completion of the fair value assessment, BNS anticipates that the ultimate purchase price allocation may differ from the preliminary assessment outlined above. Any changes to the initial estimates of the fair value of the assets and liabilities will be allocated to residual goodwill.

     In addition to the above residual allocation to intangible assets, debt issue cost of $3,230 has been recorded as intangible assets.

(f)  Pertains to recognition of deferred tax assets related to pre-acquisition net operating loss carry forwards and other temporary differences of BNS.
     Prior to the acquisition, BNS recognized a full valuation allowance against its deferred tax assets of $19,178 to reflect its expectation that it is more likely than not that it will not generate future taxable income to utilize the amount. The need for a valuation allowance against the deferred tax asset is being evaluated at this time. The valuation allowance recorded against the deferred tax asset has been removed to the extent that a deferred tax liability has been recorded. A deferred tax labiality of
     $2,960 was recorded on the increase in value of the fixed assets as described in note (c) above. The deferred income tax liabilities on Collins balance sheet of $1,798 was reclassified to this account.

(g)  Represents the various loans to be obtained for the purpose of the acquisition ($97,579).

(h)  Represents elimination of Collins historical equity and establishment of a
     20% minority interest due to the acquisition of 80% of Collins by BNS.